EXHIBIT 4.9
First Amendment to
Amended and Restated Investor Rights Agreement
     This First Amendment to the Amended and Restated Investor Rights Agreement (the “Amendment”) is made effective as of October 31, 2005, and is entered into by and among SGX Pharmaceuticals, Inc., a Delaware corporation, previously known as Structural GenomiX, Inc. (the “Company”), certain holders of the Company’s Series A Preferred Stock (“Series A Preferred”), and certain holders of the Company’s Series B Preferred Stock (“Series B Preferred”) (which parties are hereinafter collectively referred to as the “Original Parties”).
     Whereas, the Original Parties have previously entered into that certain Amended and Restated Investor Rights Agreement, dated April 21, 2005 (the “Investor Rights Agreement”);
     Whereas, the Company, Silicon Valley Bank (“SVB”) and Oxford Finance Corporation (“Oxford”) have entered into a Loan and Security Agreement dated September 16, 2005 (the “Loan Agreement”); and
     Whereas, pursuant to the Loan Agreement, the Company agreed to issue certain warrants to SVB and Oxford and to solicit the requisite consent of the parties to the Investor Rights Agreement to add SVB and Oxford as parties to the Investor Rights Agreement to provide such parties with those certain incidental, or “Piggyback,” registration rights pursuant to and as set forth therein.
     Now, therefore, in consideration of the foregoing premises and the mutual covenants and conditions herein, the parties hereto hereby agree that:
1.	Capitalized terms not defined herein shall have the meaning ascribed to them in the Investor Rights Agreement.

2.	SVB and Oxford shall become parties to the Investor Rights Agreement and the definition of “Holder” in Section 1 of the Investor Rights Agreement shall include SVB and Oxford; provided, however, that neither SVB nor Oxford (nor any permitted transferee or assignee of SVB or Oxford) shall be deemed a Holder for purposes of Section 2.2 or 2.4 of the Investor Rights Agreement.

3.	The definition of “Registrable Securities” in Section 1.1 of the Investor Rights Agreement shall be replaced in its entirety with the following:
     ““Registrable Securities” means the (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) Bridge Converted Common Stock; (c) Common Stock of the Company issued or issuable upon conversion of the Conversion Securities (as those securities are defined in the Convertible Promissory Note issued by the Company to mHoldings Trust (“mHoldings”) dated December 21, 2001 (the “Millennium Note”) (or in the event the Conversion Securities (as those securities are defined in the Millennium Note) consist of the Company’s Common Stock, the Conversion Securities (as those securities are defined in the Millennium Note)); (d) Common Stock of the Company issued or issuable upon conversion of the Warrant Securities (or in the event the Warrant

1.

Securities consist of the Company’s Common Stock, the Warrant Securities), provided, however, that any such shares of Common Stock or Warrant Securities issued upon exercise of the Lender Warrants (or upon conversion of the Warrant Securities issued upon exercise thereof) shall not be deemed Registrable Securities for purposes of Section 2.2 or 2.4 hereof; and (e) Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.”
4.	The definition of “Shares” in Section 1.1 of the Investor Rights Agreement shall be replaced in its entirety with the following:
     ““Shares” shall mean (a) the Series A Stock and Series B Stock now held or hereafter acquired by the Investors listed on Exhibit A hereto and their permitted assigns; (b) the Pre-Series B Conversion Preferred Stock held by the Investors listed on Exhibit A hereto and their permitted assigns; (c) the Company securities issuable upon exercise of the Warrant and the Lenders Warrants (the “Warrant Securities”); and (d) the Conversion Securities (as those securities are defined in the Millennium Note) issued pursuant to the Millennium Note to mHoldings (or its permitted assigns).”
5.	The following definition shall be added to Section 1.1 of the Investor Rights Agreement immediately following the definition of “Initial Offering”:
     ““Lender Warrants” shall mean those certain warrants issued to Silicon Valley Bank and Oxford Finance Corporation (or their respective permitted assigns) pursuant to that certain Loan and Security Agreement dated as of September 16, 2005 by and among the Company, Silicon Valley Bank and Oxford Finance Corporation.”
6.	By executing this Amendment, each of SVB and Oxford agree to be bound by the provisions of the Investor Rights Agreement, as amended by this Amendment (and as may be subsequently amended from time to time), including without limitation the provisions of Section 2.13 thereof.

7.	This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Except as specifically amended by this Amendment, the terms and conditions of the Investor Rights Agreement shall remain unchanged and in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied to contracts among California residents entered into and performed entirely within California.

2.

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.
Company:

SGX Pharmaceuticals, Inc.

By:	/s/ Michael Grey

	Name:	Michael Grey
	Title:	President and Chief Executive Officer
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership

By:	ARE-QRS CORP.,
a Maryland corporation, general partner

	By:	/s/ Etsuko Mason
Etsuko Mason
Vice President, Treasurer and
Assistant Secretary
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors /	Holders:

Name :	*

By:	/s/ Jeanne Larkin Henry

Print Name:	Jeanne Larkin Henry

Title:	Vice-President

ATLAS VENTURE FUND III, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND III, L.P.
By:	Atlas Venture Associates III, L.P.
its general partner
By:	Atlas Venture Associates III, L.P.
its general partner

ATLAS VENTURE FUND IV, L.P.
ATLAS VENTURE PARALLEL FUND IV — A, C.V.
ATLAS VENTURE PARALLEL FUND IV — B, C.V.
ATLAS VENTURE ENTREPRENEURS’ FUND IV, L.P.
By:	Atlas Venture Associates IV, L.P.
its general partner
By:	Atlas Venture Associates IV, Inc.
its general partner

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Bavp, L.P.

By:	/s/ Louis C. Bock

Print Name:	Louis C. Bock

Title:	Managing Director
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Caduceus Private Investments, LP

By:	/s/ Eric A. Bittelman

Print Name:	Eric A. Bittelman

Title:	CFO, OrbiMed Capital LLC, General Partner
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Coleman Swenson Hoffman Booth IV L.P.
By:	Its General Partner,
CSHB Ventures IV L.P.

By:	/s/ Larry H. Coleman Its: General Partner

Print Name:	Larry H. Coleman

Title:	General Partner
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Walter T. Dec

By:	/s/ Walter T. Dec

Print Name:	Walter T. Dec

Title:	Sir
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	/s/ Ken Dill Joland Schreurs

By:

Print Name:	Ken Dill Joland Schreurs

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Frederick Frank

By:	/s/ Frederick Frank

Print Name:	Frederick Frank

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	GC&H Investments

By:	/s/ John L. Cardoza

Print Name:	John L. Cardoza

Title:	Executive Partner
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :

By:	/s/ Wayne A. Hendrickson

Print Name:	Wayne A. Hendrickson

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	C. S. Henney

By:	/s/ Christopher S. Henney

Print Name:

Title:	Chairman
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	James M. Hesbough

By:	/s/ James M. Hesbough

Print Name:

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	/s/ Barry Honig

By:

Print Name:	Barry H. Honig

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Index Venture Management SA
on behalf of
Index Employee Investment Plan

By:	/s/ David Rimer

Print Name:	David Rimer

Title:	Director
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	/s/ Joshua Lederberg

By:

Print Name:

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Charles E. Mather

By:	/s/ Charles E. Mather

Print Name:	Charles E. Mather

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	K. Flynn McDonald

By:	/s/ K. Flynn McDonald

Print Name:	K. Flynn McDonald

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :

By:	/s/ Stelios Papadopoulos

Print Name:	Stelios Papadopoulos

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Prospect Venture Partners, L.P.

By:	/s/ Alex Barkas

Print Name:	Alex Barkas

Title:	Managing Member, Prospect
Management Co. LLC, general
partner of Prospect Venture
Partners, L.P.
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Peter Reikes

By:	/s/ Peter Reikes

Print Name:	Peter Reikes

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	George E. Rossmann

By:	/s/ George E. Rossmann

Print Name:

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Rutter Investments, LP

By:	/s/ William J. Rutter

Print Name:	William J. Rutter

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	William J. Rutter

By:	/s/ William J. Rutter

Print Name:	William J. Rutter

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name:	William J. Rutter Revocable Trust

By:	/s/ William J. Rutter

Print Name:	William J. Rutter

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	/s/ Andrej Sali

By:

Print Name:

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :

By:	/s/ John P. Schmidt

Print Name:	John P. Schmidt

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Scinet Development & Holdings, Inc.

By:	/s/ John E. Lamier

Print Name:	John E. Lamier

Title:	President

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	SGC Partners I LLC

By:	/s/ Christopher A. White

Print Name:	Christopher A. White

Title:	Director

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Spring Creek Partners

By:	/s/ Duane R. Bach

Print Name:	Duane R. Bach

Title:	GP

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

DLJ Capital Corporation

/s/ Vijay K. Lathi

By:	Vijay K. Lathi
Its:	Attorney in Fact

DLJ ESC II, L.P.
By:	DLJ LBO Plans Management Corporation
Its:	General Partner

/s/ Vijay K. Lathi

By:	Vijay K. Lathi
Its:	Attorney in Fact

Sprout Capital VIII, L.P.
By:	DLJ Capital Corporation
Its:	Managing General Partner

/s/ Vijay K. Lathi

By:	Vijay K. Lathi
Its:	Attorney in Fact

Sprout Plan Investors, L.P.
By:	DLJ LBO Plans Management Corporation II
Its:	General Partner

/s/ Vijay K. Lathi

By:	Vijay K. Lathi
Its:	Attorney in Fact
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

Sprout Venture Capital, L.P.
By:	DLJ Capital Corporation
Its:	General Partner

/s/ Vijay K. Lathi

By:	Vijay K. Lathi
Its:	Attorney in Fact
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

VECTOR LATER-STAGE EQUITY FUND II, L.P.
By:	VECTOR FUND MANAGEMENT II, L.L.C.
Its:	General Partner

By:	/s/ Barclay A. Phillips

Barclay A. Phillips
Its:	Managing Director
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

VECTOR LATER-STAGE EQUITY FUND I, (QP), L.P.

By:	VECTOR FUND MANAGEMENT II, L.L.C.
Its:	General Partner

By:	/s/ Barclay A. Phillips

Barclay A. Phillips
Its:	Managing Director
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Name :	Vulcan Ventures Inc.

By:	/s/ W. Lance Conn

Print Name:	W. Lance Conn

Title:	EVP, Investment Management
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Silicon Valley Bank

Signature:	/s/ Susan L. Worsham

Print Name:	Susan L. Worsham

Title: Deal Team Leader

Oxford Finance Corporation

Signature:

Print Name:

Title:

[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this First Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Silicon Valley Bank

Signature:

Print Name:

Title:

Oxford Finance Corporation

Signature:	/s/ M.J. Altenburger

Print Name: Michael J. Altenburger

Title: Chief Financial Officer
[Signature Page to First Amendment to Amended and Restated Investor Rights Agreement]

Second Amendment to
Amended and Restated Investor Rights Agreement
     This Second Amendment to the Amended and Restated Investor Rights Agreement (the “Amendment”), is made effective as of March 27, 2006, and is entered into by and among SGX Pharmaceuticals, Inc., a Delaware corporation, previously known as Structural GenomiX, Inc. (the “Company”), certain holders of the Company’s Common Stock or warrants to purchase shares of the Company’s Common Stock (which parties are hereinafter collectively referred to as the “Original Parties”), and Novartis Pharma AG (“Novartis”).
     Whereas, the Company and the Original Parties have previously entered into that certain Amended and Restated Investor Rights Agreement, dated April 21, 2005, as amended (the “Investor Rights Agreement”);
     Whereas, upon the closing of the Company’s initial public offering, Sections 3 and 4 of the Investor Rights Agreement terminated and are of no further force and effect;
     Whereas, the Company and Novartis have entered into a Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) and the Company and Novartis Institutes for Biomedical Research, Inc. have entered into a License and Collaboration Agreement of even date herewith; and
     Whereas, pursuant to the Purchase Agreement, the Company has agreed to sell and issue $5,000,000 of the Company’s Common Stock to Novartis and to add Novartis as a party to the Investor Rights Agreement to provide Novartis certain registration rights pursuant to and as set forth therein.
     Now, therefore, in consideration of the foregoing premises and the mutual covenants and conditions herein, the parties hereto hereby agree that:
1.	Capitalized terms not defined herein shall have the meaning ascribed to them in the Investor Rights Agreement.
2.	The Company and the Original Parties holding the requisite 66-2/3% of the Registrable Securities hereby agree to amend the Investor Rights Agreement as set forth in this Amendment, and such Original Parties further hereby consent to and waive their rights under Section 2.12 of the Investor Rights Agreement and under any other applicable provision of the Investor Rights Agreement with respect to the registration rights granted to Novartis as set forth herein.
3.	Novartis shall become a party to the Investor Rights Agreement and the definition of “Holder” in Section 1 of the Investor Rights Agreement shall include Novartis, for all purposes under the Investor Rights Agreement.
4.	The definition of “Registrable Securities” in Section 1.1 of the Investor Rights Agreement shall be replaced in its entirety with the following:
     ““Registrable Securities” means the (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) Bridge Converted Common Stock; (c) Common Stock of the Company issued or issuable upon conversion of the

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Conversion Securities (as those securities are defined in the Convertible Promissory Note issued by the Company to mHoldings Trust (“mHoldings”) dated December 21, 2001 (the “Millennium Note”) (or in the event the Conversion Securities (as those securities are defined in the Millennium Note) consist of the Company’s Common Stock, the Conversion Securities (as those securities are defined in the Millennium Note)); (d) Common Stock of the Company issued or issuable upon conversion of the Warrant Securities (or in the event the Warrant Securities consist of the Company’s Common Stock, the Warrant Securities), provided, however, that any such shares of Common Stock or Warrant Securities issued upon exercise of the Lender Warrants (or upon conversion of the Warrant Securities issued upon exercise thereof) shall not be deemed Registrable Securities for purposes of Section 2.2 or 2.4 hereof; (e) the 637,755 shares of Common Stock of the Company (the “Novartis Shares”) issued to Novartis Pharma AG (“Novartis”); and (f) Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.”
5.	The word and number “ninety (90)” set forth in Section 2.4(c) of the Investor Rights Agreement are hereby deleted in their entirety and replaced with the word and number “sixty (60)”.
6.	Section 2.6(a) of the Investor Rights Agreement is hereby deleted and replaced in its entirety with the following:
         “(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days (or, in the case of a Registration Statement on Form S-3, one hundred eighty (180) days) or, if earlier, until the Holder or Holders have completed the distribution related thereto.”
7.	A new sentence is hereby added before the last sentence of Section 2.11 of the Investor Rights Agreement which reads as follows:
         “Notwithstanding the foregoing, to the extent any amendment or waiver pursuant to this Section 2.11 would adversely affect the rights of Novartis, such amendment or waiver shall not be effective against Novartis without the prior written consent of Novartis; provided, however, that a waiver of any provision of Section 2.3 (Piggyback Registrations) shall not require the prior written consent of Novartis unless such waiver would adversely affect the rights of Novartis in a disproportionate manner than the rights of the other Holders hereunder.”
8.	A new subsection 5.6(e) of the Investor Rights Agreement is hereby added which reads as follows:

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     “(e) To the extent any amendment or waiver of this Agreement would adversely affect the rights of Novartis, such amendment or waiver shall not be effective against Novartis without the prior written consent of Novartis; provided, however, that a waiver of any provision of Section 2.3 (Piggyback Registrations) shall not require the prior written consent of Novartis unless such waiver would adversely affect the rights of Novartis in a disproportionate manner than the rights of the other Holders hereunder.”
9.	By executing this Amendment, Novartis agrees to be bound by the provisions of the Investor Rights Agreement, as amended by this Amendment (and as may be subsequently amended from time to time, subject to Section 5.6(e)), including without limitation the provisions of Section 2.13 thereof.

10.	Notwithstanding Section 2.7 of the Investor Rights Agreement, all registration rights granted to Novartis under Section 2 of the Investor Rights Agreement shall terminate and be of no further force and effect at the earlier of (a) five (5) years after the date of the Company’s Initial Offering or (b) after the Company’s Initial Offering, at such time as (i) Novartis is entitled to sell all of its shares pursuant to SEC Rule 144(k) and (ii) Novartis owns less than one percent (1%) of the Registrable Securities.
11.	The Company hereby acknowledges that, as a result of the 1-for-2 reverse stock split of the Company’s Common Stock effected in January 2005, the number of shares of Registrable Securities set forth in Section 2.10 of the Investor Rights Agreement is equal to 6,322 shares of Registrable Securities as of the date hereof.
12.	Notwithstanding Section 5.8 of the Investor Rights Agreement, all notices to Novartis required or permitted hereunder or under the Investor Rights Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to Novartis; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) three (3) days after deposit with a nationally recognized overnight courier, specifying next or two-day delivery, with written verification of receipt. All communications to Novartis shall be sent to the address as set forth on the signature pages hereof or at such other address as Novartis may designate by ten (10) days advance written notice to the Company.
13.	This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Except as specifically amended by this Amendment, the terms and conditions of the Investor Rights Agreement shall remain unchanged and in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied to contracts among California residents entered into and performed entirely within California.

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     In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Company:

SGX Pharmaceuticals, Inc.

By:	/s/ Michael Grey

Name:	M G Grey

Title:	President and CEO
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Novartis Pharma AG

Signature: /s/ Joseph E. Mamie	Signature: /s/ Dr. Matthias S. Runge

Print Name: Joseph E. Mamie	Print Name: Dr. Matthias S. Runge

Title: Head Operational Treasury	Title: Head Legal Pharma Ophthalmics &
Oncology Region Europe

Address:

[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

     In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name: Millennium Pharmaceuticals, Inc.

By: /s/ Joel Goldberg

Print Name: Joel Goldberg

Title: Assoc. General Counsel
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name:	ATLAS VENTURE FUND III, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND III, L.P.

	By:	Atlas Venture Associates III, L.P.
its general partner
	By:	Atlas Venture Associates III, L.P.
its general partner
By: /s/ Axel Bicham

Print Name: Axel Bicham

Title:
ATLAS VENTURE FUND IV, L.P.
ATLAS VENTURE PARALLEL FUND IV – A, C.V.
ATLAS VENTURE ENTREPRENEURS’ FUND IV, L.P.
	By:	Atlas Venture Associates IV, L.P.
its general partner
	By:	Atlas Venture Associates IV, Inc.
its general partner
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name: BAVP, L.P.

By: /s/ Louis C. Bock

Print Name: Louis C. Bock

Title: Managing Director
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name: Sprout Capital VIII, L.P.

SPROUT CAPITAL VIII, L.P.
By:	DLJ Capital Corporation
Its:	Managing General Partner

By:	/s/ Vijay K. Lathi
Vijay K. Lathi
Attorney in Fact
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name: Sprout Venture Capital, L.P.

SPROUT VENTURE CAPITAL, L.P.
By:	DLJ Capital Corporation
Its:	General Partner

By:	/s/ Vijay K. Lathi
Vijay K. Lathi
Attorney in Fact
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name: Sprout Plan Investors, L.P.

SPROUT PLAN INVESTORS, L.P.
By:	DLJ LBO Plans Management Corporation II
Its:	General Partner

By:	/s/ Vijay K. Lathi
Vijay K. Lathi
Attorney in Fact
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name : DLJ ESC II, L.P.

DLJ ESC II, L.P.
By:	DLJ LBO Plans Management Corporation
Its:	General Partner

By:	/s/ Vijay K. Lathi
Vijay K. Lathi
Attorney in Fact
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name : DLJ Capital Corporation

DLJ CAPITAL CORPORATION

By:	/s/ Vijay K. Lathi
Vijay K. Lathi
Attorney in Fact
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.

Investors/Holders:

Entity Name :

By: /s/ Alex Barkas

Print Name: Alex Barkas

Title: Managing Member of the General Partner of
Prospect Venture Partners
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.
Investors/Holders:
Entity Name : Index venture Associates I Limited As General Partner of
Index Ventures I (jersey) L.P.
Index Ventures I (Delaware) L.P.
Index Ventures I Parallel Entrepreneur Fund (Jersey) L.P.
Index Ventures I (SLP) Limited As General Partner of
Index Ventures I GMBH & co KG
By: /s/ Kate Wilson
Print Name: Kate Wilson
Title: Director
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties hereto have executed this Second Amendment to the Amended and Restated Investor Rights Agreement effective as of the day and year first set forth above.
Investors/Holders:
Entity Name : Index Venture Management SA
By: /s/ Neil Rimer/Nunu Tadesse
Print Name: Neil Rimer/Nunu Tadesse
Title: Directors
[Signature Page to Second Amendment to Amended and Restated Investor Rights Agreement]